EXHIBIT 10.26

AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment (this “Amendment”) to the Amended and Restated Employment Agreement dated December 30, 2008 between Greenlight Capital Re, Ltd. (the “Company”), Greenlight Reinsurance, Ltd. (together with the Company, the “Employer”), and Tim Courtis (the “Executive”) (the “Employment Agreement”) is entered into this 18th day of February 2009.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Employment Agreement.

RECITALS

Whereas, the Employer employs the Executive as its Chief Financial Officer pursuant to the Employment Agreement; and

Whereas, the parties have determined it to be in their best interests to amend the Employment Agreement to increase the Executive’s target Bonus opportunity effective as of January 1, 2009.

Now, Therefore, Be It Resolved, that in consideration of the mutual premises, covenants and agreements herein contained, the parties agree as follows:

Resolved, effective as of January 1, 2009, the sixth sentence of Section 5(a) of the Employment Agreement shall be amended to read as follows:

“Executive shall be eligible to receive a discretionary Bonus, based on performance goals established by the Board, with a target of 60% of Base Salary.”

Further Resolved, that except as otherwise expressly set forth in this Amendment, all provisions, terms and conditions in the Employment Agreement remain unmodified and in full force and effect, and the Employment Agreement is hereby in all respects ratified and confirmed.

Further Resolved, that this Amendment, together with the Employment Agreement, sets forth the entire agreement and understanding of the parties relating to the subject matter herein.  No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, shall be effective unless given in a writing signed by the party to be charged.

Further Resolved, that this Amendment may be executed in duplicate counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

GREENLIGHT CAPITAL RE, LTD.

By: /s/ Leonard Goldberg
Name: Leonard Goldberg
Title: CEO and Director

GREENLIGHT REINSURANCE, LTD.

By: /s/ Leonard Goldberg
Name: Leonard Goldberg
Title: CEO and Director

EXECUTIVE

/s/ Tim Courtis
Tim Courtis